EXHIBIT (o)(5)
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                               POWER OF ATTORNEY

I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Kevin M. McClintock and DeAnne B. Dupont, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ Steven A. Kandarian                       Trustee                  2/23/04
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Signature                                     Title                    Date

                               POWER OF ATTORNEY

I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Kevin M. McClintock and DeAnne B. Dupont, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ Nabil N. El-Hage                          Trustee          February 20, 2004
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Signature                                     Title                  Date

                               POWER OF ATTORNEY

I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint Kevin M. McClintock and DeAnne B. Dupont, and each of them singly, my true and lawful attorneys with full power to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ Richard A. Nenneman                       Trustee          February 20, 2004
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Signature                                     Title                  Date

                               POWER OF ATTORNEY

I, the undersigned Trustee of The DLB Fund Group (the "Trust"), hereby constitute and appoint DeAnne B. Dupont my true and lawful attorney with full power to sign for me, and in my name and in the capacities indicated below, the Registration Statement on Form N-1A with respect to the Trust's shares of beneficial interest and other matters set forth therein, and any and all amendments to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorney, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratify and confirm all that said attorney may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.


/s/ Kevin M. McClintock                       Trustee                  2/20/04
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Signature                                     Title                    Date